THIRD AMENDMENT TO
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT
                               AND ACKNOWLEDGEMENT


         THIS THIRD AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT AND ACKNOWLEDGEMENT, dated as of December 1, 1998 (this "Third Amendment"), is made in respect of the First Amended and Restated Credit Agreement dated November 14, 1996 (as twice amended by amendments dated January 24, 1997 and October 30, 1997, the "Credit Agreement"), by and between CHARTWELL RE HOLDINGS CORPORATION, a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages thereof or that become parties thereto after the date thereof (collectively the "Lenders"), FIRST UNION NATIONAL BANK (formerly known as First Union National Bank of North Carolina), as agent for the Lenders (in such capacity, the "Agent") and as an Issuing Bank, and FIRST UNION NATIONAL BANK (LONDON BRANCH), as an Issuing Bank. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement.


                                    RECITALS

         A. The Borrower has requested that the Credit Agreement be amended to change the Revolving Credit Maturity Date from January 7, 2003 to January 7, 2004. Subject to the terms and conditions set forth herein, the Agent, the Lenders and the Issuing Bank are willing to so amend the Credit Agreement.

         B. The Parent and Beechwood each join this Third Amendment to approve the transactions contemplated hereby and reaffirm its obligations under the Guaranty and the Beechwood Escrow and Security Agreement, respectively.


                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves and their successors and assigns, agree as follows:


                                    ARTICLE I

                          AMENDMENT TO CREDIT AGREEMENT

         1.1 Amendments to Section 1.1. (a) The definition of "Revolving Credit Maturity Date" in Section 1.1 of the Credit Agreement shall be deleted in its entirety and the following shall be substituted therefor:

                  "Revolving Credit Maturity Date" shall mean January 7, 2004.

         (b) The  matrix  set  forth in the  definition  of  "Applicable  Margin
Percentage" in Section 1.1 of the Credit Agreement shall be deleted in its entirety and the following shall be substituted therefor:

                                                       Applicable Margin
       Rating Status                               Percentage for LIBOR Loans

       Level I Status                                           0.750%

       Level II Status                                          0.875%

       Level III Status                                         1.000%

       Level IV Status                                          1.125%

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         The Borrower hereby certifies and warrants to the Agent, the Issuing Bank and the Lenders that (a) each of the representations and warranties contained in Article VI of the Credit Agreement and in the other Credit Documents are true and correct in all material respects on the date hereof with the same effect as though made on the date hereof, both immediately before and after giving effect to this Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such specified date), and (b) no Default or Event of Default shall have occurred and be continuing on the date hereof.


                                   ARTICLE III

                                 ACKNOWLEDGEMENT

         The Parent and Beechwood hereby acknowledge that the Borrower, the Agent, the Issuing Bank and the Lenders have agreed, as provided herein, to amend the Credit Agreement to extend the Revolving Credit Maturity Date until January 7, 2004. Each of the Parent and Beechwood hereby approves and consents to the transactions contemplated by this Third Amendment and agrees that its obligations under the Guaranty and the Beechwood Escrow and Security Agreement, respectively, and the other Credit Documents to which it is a party shall not be diminished as a result of the execution of the Third Amendment. This acknowledgement by the Parent and Beechwood is made and delivered to induce the Agent, the Issuing Bank, and the Lenders to enter into this Third Amendment, and the Parent and Beechwood acknowledge that the Agent, the Issuing Bank, and the Lenders would not enter into this Third Amendment in the absence of the acknowledgements contained herein.


                                   ARTICLE IV

                                     GENERAL

         4.1 Full Force and Effect. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, "hereinafter," "hereto," "hereof," and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this Third Amendment. Any reference to the Credit Agreement or any of the other Credit Documents herein or in any such documents shall refer to the Credit Agreement and Credit Documents as amended hereby.

         4.2 Applicable Law. This Third Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina.

         4.3 Counterparts. This Third Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

         4.4 Headings. The headings of this Third Amendment are for the purposes of reference only and shall not affect the construction of this Third Amendment.

         4.5 Effectiveness. This Third Amendment shall be deemed fully effective when executed by each of the parties hereto.
                                  -------------

                    [Signatures Appear on the Following Page]

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their duly authorized officers all as of the day and year first above written.


                                    CHARTWELL RE HOLDINGS CORPORATION


                                    By:________________________________

                                    Name:______________________________

                                    Title:_____________________________


                                    CHARTWELL REINSURANCE COMPANY, for purposes of Article IV of the Credit Agreement only


                                    By:_______________________________

                                    Name:_____________________________

                                    Title:____________________________

                                    CHARTWELL RE CORPORATION, for purposes of
                                    Article III of this Third Amendment only


                                    By: ______________________________

                                    Name:_____________________________

                                    Title:____________________________


                                    CHARTWELL HOLDINGS LIMITED, for purposes of
                                    Article III of this Third Amendment only


                                    By:_______________________________

                                    Name:_____________________________

                                    Title:____________________________

                                    FIRST UNION NATIONAL BANK, as Agent, as
                                    Issuing Bank and as a Lender (formerly
                                    known First Union National of North Carolina and First Union National Bank
                                    (London Branch))


                                    By:_______________________________

                                    Name:_____________________________

                                    Title:____________________________



                                    CIBC, INC.


                                    By:_______________________________

                                    Name:_____________________________

                                    Title:____________________________



                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By:_______________________________

                                    Name:_____________________________

                                    Title:____________________________

                                    FLEET NATIONAL BANK


                                    By:_______________________________

                                    Name:_____________________________

                                    Title:____________________________



                                    THE ROYAL BANK OF SCOTLAND


                                    By:_______________________________

                                    Name:_____________________________

                                    Title:____________________________